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                                                                    EXHIBIT 10.2

                              SECOND AMENDMENT TO
                                   TERM NOTE

     This SECOND AMENDMENT TO TERM NOTE (this "Amendment"), dated March 30, 2001, is made and entered into by and between NetRadio Corporation, a Minnesota corporation (the "Borrower") and Navarre Corporation, a Minnesota corporation (the "Lender").

     WHEREAS, on October 14, 1999, the Borrower issued a Term Note to Lender in the principal sum of Nine Million Five Hundred Ninety-Six Thousand Eight Hundred Twenty-Seven and 00/100 Dollars ($9,596,827.00) (the "Initial Term Note").

     WHEREAS, on March 26, 2001, the Borrower and Lender amended the Term Note by entering into a First Amendment to Term Note (the Initial Term Note, as amended by the First Amendment to Term Note, being hereinafter referred to as the Term Note).

     WHEREAS, the parties hereto desire to amend the Term Note in order to extend the maturity date in accordance with the terms and conditions hereof.

     NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. The second sentence of the Term Note is hereby deleted and replaced in its entirety by the following sentence:

          "The principal balance hereof, plus accrued interest thereon, shall be due and payable on the earlier of (i) March 31, 2002, or (ii) the occurrence of an "Event of Default" (as hereinafter defined) (the earlier of said dates hereinafter referred to as (the "Maturity Date")."

     2. Affirmation of Term Note, Further References. Lender and Borrower each acknowledge and affirm that the Term Note, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Term Note, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Term Note are hereby amended and shall refer to the Term Note as amended by this Amendment.

     3. Governing Law. The internal law, without regard to conflicts of laws principles, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Amendment.

     4. Counterparts. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

     5. Defined Terms. Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Term Note.



                                                   Second Amendment to Term Note
                                                                  Execution Copy
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     6.   Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.






















                                                   Second Amendment to Term Note
                                                                  Execution Copy

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                            NETRADIO CORPORATION

                                            By /s/ Michael P. Wise
                                               --------------------------
                                               Name:  Michael P. Wise
                                               Title: CFO

                                            NAVARRE CORPORATION

                                            By /s/ Charles Cheney
                                               --------------------------
                                               Name:  Charles Cheney
                                               Title: Vice Chairman & SVP




                                                   Second Amendment to Term Note
                                                                  Execution Copy